[GRAPHIC  OMITED]

     Industry  Canada     Industrie  Canada

Certificate               Certificat
of  Amendment             de  modification

Canada  Business          Loi  canadienne  sur
Corporations  Act         les  soci  t  s  par  actions

VIRTUALSELLERS.COM,  INC.                                 268178-1
Name  of corporation-D nomination de la soci t          Corporation number - Num
                                                         ro  de  la  soci  t

I  hereby  certify that the articles of the above-named corporation were amended
     Je  certifie  que les statuts de la soci t  susmentionn e ont  t  modifi s:

a)  under  section  13 of the Canada Business Cororations Act in accordance with
the  attached  notice;          a) en vertu de l'article 13 de la Loi canadienne
sur  les  soci  t  s  par  actions,  conform  ment   l'avis  ci-joint;

b)  under  section  27 of the Canada Business Corporations Act as set out in the
attached  articles  of  amendment designating a series of shares;          b) en
vertu de l'article 27 de la Loi canadienne sur les soci t s par actions, tel qu'il est indiqu dans les clauses modificatrices ci-jointes d signant une s rie d'actions;

c)  under  section 179 of the Canada Business Corporations Act as set out in the
attached  articles of amendment;          c) en vertu de l'article 179 de la Loi
canadienne sur les soci t s par actions, tel qu'il est indiqu dans les clauses modificatrices ci-jointes

d)  under  section 191 of the Canada Business Corporations Act as set out in the
attached articles of reorganization;          d) en vertu de l'article 191 de la
Loi canadienne sur les soci t s par actions, tel qu'il est indiqu dans les clauses de r organisation ci-jointes

             /s/ signed               July 18, 1997 / le 31 juillet 1997
      Director - Directeur          Date of Amendment - Date de modification
     ---------------------          ----------------------------------------
Canada

                               [GRAPHIC  OMITED]

                                      FORM 4     FORMULE 4
                        ARTICLES OF AMENDMENT     CLAUSES MODIFICATRICES

  Industry Canada     Industrie Canada     (SECTION 27 OR 177)     (ARTICLES
                                   27 OU 177)
                        Canada Business     Loi canadienne sur
     Corporations  Act     les  soci  t  s  par  actions

1 - Name of corporation - D nomination de la soci t   2 - Corporation No. - No
                                                            de  la  soci  t
                 CAM-NET COMMUNICATIONS NETWORK INC.     268178-1
                ------------------------------------     --------

3  -  The  articles  of  the  above-named  corporation  are  amended as follows:

The name of the Corporation is hereby changed from CAM-NET COMMUNICATIONS NETWORK INC. to SUNCOM TELECOMMUNICATIONS INC. effective upon the date of the issuance of the Certificate of Amendment.








Date                 Signature                     Title  -  Titre
June  25,  1997     /s/  Dennis  W.  Sinclair     Director

          FOR DEPARTMENTAL USE ONLY - A L'USAGE DU MINIST RE SEULMENT Filed - D pos e
                                       JUL 24, 1997
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